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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 26, 2000





                             INTERVOICE-BRITE, INC.
             (Exact name of Registrant as specified in its charter)




             TEXAS                         000-13616              75-1927578
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)




        17811 WATERVIEW PARKWAY
             DALLAS, TEXAS                                          75252
(Address of principal executive offices)                          (Zip Code)




       Registrant's Telephone Number, including area code: (972) 454-8000


                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                         if changed since last report)



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ITEM 5. OTHER EVENTS.

     On June 26, 2000, InterVoice-Brite, Inc. (the "Company") announced in a press release (the "Press Release") that Mr. David W. Brandenburg has been elected by the Company's Board of Directors to succeed Mr. Daniel D. Hammond as the Company's Chief Executive Officer. Mr. Hammond will maintain his affiliation with the Company by continuing to serve as its Chairman of the Board.

     The foregoing is qualified by reference to the Press Release, which is filed as an exhibit to this Report and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Not applicable.

     (b)   Not applicable.

     (c)   Exhibits

     99.1* Press Release dated June 26, 2000 announcing election of Mr. David W.
           Brandenburg as the Company's Chief Executive Officer.

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*filed herewith


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       INTERVOICE-BRITE, INC.




                                       By: /s/ ROB-ROY J. GRAHAM
                                           -------------------------------------
                                           Rob-Roy J. Graham
                                           Secretary and Chief Financial Officer





Date: June 27, 2000


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                                  EXHIBIT INDEX

Exhibit
Number         Description
-------        -----------
99.1*          Press Release dated June 26, 2000 announcing election of Mr.
               David W. Brandenburg as the Company's Chief Executive Officer.

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*filed herewith